UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

3960 Hillside Drive, Suite 204
               Delafield, WI  53018_______
 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
________Delafield, WI  53018________
(Name and address of agent for service)

Registrant's telephone number, including area code: (262) 303-4850

Date of fiscal year end: June 30

Date of reporting period: December 31, 2009

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

DELAFIELD, WISCONSIN
DECEMBER 31, 2009

MESSAGE TO SHAREHOLDERS…

“We are not Pollyannas.  There are plenty of negative factors on the table and, no doubt, yet to come…  Fear was rampant at the March lows when the Dow Jones Industrial Average traded at 6500.  And every up move since then has been greeted with ‘this is a bear market rally.’  We offer that it is a new cyclical bull market that could eventually see the Dow trade at last year’s summer levels of 11,500 – another 25% move from today’s 9000 area…  Opportunities exist today in equities.  We still believe the surprises will be on the upside…”

The Primary Trend Fund
June 30, 2009 – Annual Report

The calendar year of 2009 had it all – a brutal beginning accompanied by capitulation and despondency, an initial snapback rally that caught most investors by surprise and then the proverbial “climb up the wall of worry” that left the majority of equity investors on the sidelines scratching their heads.

And after all of this drama played out on Wall Street and the smoke cleared, the popular stock market averages boasted total return gains of anywhere from +20-45% for 2009 – certainly an upside surprise.  Much, if not all, of these high-octane gains came in the final six months of the year (the time frame we are required to discuss in this semiannual report), with the Dow Jones Industrial Average registering a total return of +25.14% and the Standard & Poor’s 500 Composite posting a total return of +22.57%.  The homogeneity of this cyclical advance was in full force as small-cap, mid-cap and even tech-oriented benchmarks were all in the same performance neighborhood as the blue-chip indices.  The Russell 2000 Index returned +23.04%, the Standard & Poor’s MidCap 400 Index returned +26.64% and the NASDAQ Composite posted a +23.66% return for the same six-month period.

After outperforming during the bear market carnage, your Fund kept pace with those benchmarks during the rebound as The Primary Trend Fund posted a total return of +21.69% for the six months ended 12/31/09.

Lost Decade

Let’s take a step back from the short-term performance sprint for a moment and look at the longer-term marathon that most investors should be running. The media has hitched their wagon to the fact that equity investors have lost money over the past decade.  Of course, the 10-year time frame happens to begin near the crest of the Tech Bubble peak and includes two of the worst bear markets in history (2000-03 and 2007-09).

But the fact remains that indexing, which was the investment strategy du jour 10 years ago, failed to deliver positive returns.  As measured by the S&P 500 Composite, the 10-year annualized total return was a disappointing –0.95%.  Hence, the “Lost Decade.”  And that number includes dividends.

We do not consider the last 10 years lost on our shareholders, however.  The Primary Trend Fund posted a total return of 4.29% per year for that same 10-year period (1/1/00 – 12/31/09).*  Actively managed portfolios can and do beat a passively managed portfolio indexed to the stock market.  Regardless, a long-term investment philosophy needs to be emphasized over the short-term performance derby that tends to grab the headlines.  Just as Aesop alluded to in one of his famous fables, sometimes the tortoise does beat the hare.

MESSAGE TO SHAREHOLDERS…(continued)

Fully Invested

Cash is sometimes king…cash is sometimes trash.  One of the most pronounced changes we made to The Primary Trend portfolio during 2009 was our commitment to equities.  The portfolio entered the year with a fairly sizeable buffer of 17.3% in cash.  The combination of stocks on the auction block and cash yielding nearly zero percent (as of 12/31/09, 3-month Treasury bill yields stood at 0.10%) made it a compelling argument to put that cash cushion to work.  By mid-year, cash stood at 10.8% of the portfolio; and now cash is at a mere 3.8% of the Fund.  Barring any major developments or selected profit-taking opportunities, we anticipate our cash level holding in the single-digits in the first half of 2010 as this cyclical bull market continues.

The best performing sector in the last half of 2009 was Materials with a +30.47% total return.  The reason for its stellar performance and our reason for boosting the Fund’s exposure to material stocks in mid-summer are the same – INFLATION – or more appropriately, the anticipation that inflation will raise its ugly head in 2010.  We increased exposure in material stocks from 2.2% at 6/30/09 to 10.5% by 12/31/09 by adding names such as aluminum producer Alcoa, Harry Winston Diamond Corporation and gold mining stocks, Barrick Gold and Newmont Mining.  This compares to the S&P 500 weight of only 3.6% for the Materials sector.  Despite the recent run-up in these stocks, we believe they will continue to attract money as 2010 unfolds.

The worst performing sector in the latter half of 2009 was Utilities with a +13.86% total return.  Our 0.9% underweighting in utility stocks (Aqua America is our only position) compared to the S&P 500’s 3.7% weight is twofold:  1) the stock market tends to penalize the staid utility industry on a relative performance basis during bull cycles; and 2) our expected upturn in interest rates does not bode well for heavily debt-capitalized groups such as utilities.  Any transition to a more defensive posture on our part would increase the Fund’s exposure to the Utility sector.

With the benefit of hindsight, the Fund’s 18.0% investment in the Consumer Staples sector (vs. 11.4% for the S&P 500) was a drag on performance.  While holdings such as Anheuser-Busch InBev (a new equity offering), Coca-Cola, Wal-Mart and Kraft are solid values, their stock price appreciation was muted relative to other economically-sensitive sectors.  Over the long term, the Consumer Staples sector will typically represent anywhere from a market weight of 11% to an overweight of 20% of The Primary Trend Fund’s portfolio due to its conservative attributes.

Financial institutions have certainly been wearing the “scarlet letter” these days.  With the majority of the financial crisis blame falling squarely in their laps already, bankers have decided to combine early TARP repayments with year-end bonuses.  That provided a 1962-style Kennedyesque rebuke from President Obama:  “If these folks want a fight, it’s a fight I’m ready to have.”  Unfortunately, attacking banks and Wall Street is not the answer.  The Financial sector has been a huge laggard for the last six months despite doubling in price off of the March lows – and in some cases tripling (such as our holdings in JPMorgan and Wells Fargo).  We have reduced our Financial exposure from 11.4% at mid-year to 10.3% at the end of 2009 – 30% less than the S&P 500’s weight of 14.3%.  Our expectation for a higher interest-rate environment has cooled our enthusiasm for Financials, but further deterioration in their stock prices could make them compelling values for purchase again.

MESSAGE TO SHAREHOLDERS…(continued)

A Lost Generation
The easy money for this cycle is over.  Interestingly, many investors missed the 2009 ride.  And to add insult to injury, many of those investors actually exited the stock market near the March lows when despair was rampant, hope was absent and pain was at its greatest.  The American capitalist machine and Wall Street have definitely lost a generation of investors during the latest bear market – those in or approaching retirement that couldn’t afford to see their portfolios continue to evaporate and those that vowed never to stick their toe back in the equity waters again.  For our older investors and historians, it is very similar to the generational exodus during the bear market of the early 1970s.  For what it’s worth, we believe that we are in that transitional period now that eventually gives birth to a new secular bull market, à la the 1982-2000 humdinger of a bull.  Transitions are never easy, but should prove rewarding.

Tug o’ War

Many crosscurrents are making themselves known in the financial markets in the early going of 2010: 1) Main Street America is taking issue with the Wall Street fat cats; 2) President Obama is attacking corporate America; 3) government is proposing tax increases at a time when supply-side economics should be adopted; and 4) both the bulls and bears have a firm hand on the stock market rope.

As we mentioned in our January issue of The Primary Trend letter, “We’ve come a long way, baby!”  As measured by the Dow Jones Industrial Average, the stock market has climbed 65% from its March 2009 low of 6,500 to its January 2010 high of 10,700.  It’s due for a pullback.  In fact, the DJIA rebounded +36% from March to June before it corrected by 8.5%.  It then went on a +32% bull run into the end of the year.  If it corrects by an equivalent amount of 8.5% now, DJIA 9,800 could be in the offing.  Currently, the bulls are quickly taking cover and perennial bears (such as Robert Prechter) are getting increasing face time on CNBC.  From a contrarian standpoint, this is a very constructive development.

We continue to believe that the cyclical bull market that emerged in March 2009 will extend itself into the summer of 2010:

•
Fundamentals are rebounding.  The corporate cost cutting that took place in 2008-09 will supercharge profit margins as revenues stabilize and then grow.  In other words, earnings per share (EPS) figures are depressed but on the upswing and P/E multiples should follow suit.  In the latest earnings’ season, 77% of those companies that have reported have beaten EPS estimates – 66% have beaten on revenues.

•
Technicals are screaming “bull.” This has not been a selective move off of the bottom – it has been a homogeneous bull run with small, mid and large caps, as well as growth and value stocks, all participating.  Thus far, the breadth of the market and stocks making new 52-week highs are both confirming the higher prices in the popular averages.  We are keeping our antennae up for any negative divergences – but none yet.

•
The U.S. economy is currently in a sweet spot where gross domestic product (GDP) is climbing out of the depths of recession, while the red-hot embers of inflation are not yet burning.  This allows for the Federal Reserve to keep interest rates low – a major ally for the stock market.

MESSAGE TO SHAREHOLDERS…(continued)

Uncertainty, however, is the stock market’s nemesis.  The uncertainties surrounding the housing market recovery, Ben Bernanke’s renomination, taxation policies bubbling forth from the Obama Administration and sovereign debt issues potentially destabilizing global markets have all weighed on this stock market – especially now that we are above the 10,000 level on the Dow.

As we move into the latter half of 2010, we suspect that inflation may become a bigger threat and that the bull market may be showing signs of tiring.  As warning signs become more prevalent, we will certainly take some profits and transition into a more defensive posture, but we’re not at that point yet.

Bear markets test the mettle of investors, and we can proudly say that our shareholders passed with flying colors.  We look forward to building upon the success we’ve enjoyed during the “Lost Decade” and thank you for being an integral part of that success.

Our best regards,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

*
The Primary Trend Fund’s one-year and five-year average annual returns for the period ending December 31, 2009 are 18.90% and 0.52%, respectively.  Returns include reinvestment of dividends and capital gains.  The S&P 500® Index one-year and five-year average annual returns for the period ending December 31, 2009 are 26.46% and 0.42%, respectively.

Summary of Investments by Sector (Unaudited)

Percent of
Sector	Investment Securities
Consumer Staples	18.0%
Information Technology	13.6%
Health Care	13.1%
Industrials	11.7%
Energy	10.6%
Materials	10.5%
Financials	10.3%
Consumer Discretionary	7.5%
Short-term Investments	3.8%
Utilities	0.9%
Total Investments	100.0%

Top Ten Equity Holdings (Unaudited)

Percent of
Security	Investment Securities
Eli Lilly & Co.	5.1%
FedEx Corp.	4.4%
Pfizer, Inc.	4.2%
Intel Corp.	4.1%
JPMorgan Chase & Co.	4.1%
Microsoft Corp.	4.0%
Wells Fargo & Co.	3.9%
BP p.l.c. ADR	3.8%
Johnson & Johnson	3.8%
Wal-Mart Stores, Inc.	3.5%
Total	40.9%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2009

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	7/1/09	12/31/09	7/1/09-12/31/091
Actual	$1,000.00	$1,216.90	$11.18
Hypothetical (5% return before expenses)	1,000.00	1,014.90	10.16

1
Expenses are equal to the Fund’s annualized expense ratio of 2.00% for the period from July 1, 2009 through December 31, 2009, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The Fund is contractually obligated to limit annual expenses to 2.00% of its average daily net assets for the fiscal year.

PORTFOLIO OF INVESTMENTS
As of December 31, 2009 (Unaudited)

The Primary Trend Fund

Shares		Value
	COMMON STOCKS (96.2%)
	CONSUMER DISCRETIONARY (7.5%)
	Home Construction (1.1%)
15,000	D.R. Horton, Inc.	$163,050

	Media (2.1%)
10,000	Walt Disney Co. (The)	322,500

	Specialty Retail (4.3%)
15,000	Home Depot, Inc.	433,950
10,000	Lowe’s Companies, Inc.	233,900
		667,850
	Total Consumer Discretionary	1,153,400

	CONSUMER STAPLES (18.0%)
	Beverages (5.4%)
6,000	Anheuser-Busch InBev S.A./N.V. ADR*	312,180
9,000	Coca-Cola Co. (The)	513,000
		825,180
	Food & Staples Retailing (3.5%)
10,000	Wal-Mart Stores, Inc.	534,500

	Food Products (9.1%)
10,000	Hormel Foods Corp.	384,500
15,000	Kraft Foods, Inc., Class A	407,700
10,000	Sara Lee Corp.	121,800
15,000	Unilever N.V. ADR	484,950
		1,398,950
	Total Consumer Staples	2,758,630

	ENERGY (10.6%)
	Energy Equipment & Services (3.4%)
8,000	Schlumberger Ltd.	520,720

	Oil, Gas & Consumable Fuels (7.2%)
10,000	BP p.l.c. ADR	579,700
17,000	Chesapeake Energy Corp.	439,960

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2009 (Unaudited)

The Primary Trend Fund (continued)

Shares		Value
	COMMON STOCKS (96.2%) (continued)
	ENERGY (10.6%) (continued)
	Oil, Gas & Consumable Fuels (7.2%) (continued)
5,000	Valero Energy Corp.	$83,750
		1,103,410
	Total Energy	1,624,130

	FINANCIALS (10.3%)
	Commercial Banks (6.2%)
16,000	U.S. Bancorp	360,160
22,000	Wells Fargo & Co.	593,780
		953,940
	Diversified Financial Services (4.1%)
15,000	JPMorgan Chase & Co.	625,050
	Total Financials	1,578,990

	HEALTH CARE (13.1%)
	Pharmaceuticals (13.1%)
22,000	Eli Lilly & Co.	785,620
9,000	Johnson & Johnson	579,690
35,000	Pfizer, Inc.	636,650
	Total Health Care	2,001,960

	INDUSTRIALS (11.7%)
	Aerospace & Defense (4.2%)
3,000	Boeing Co. (The)	162,390
7,000	United Technologies Corp.	485,870
		648,260
	Air Freight & Logistics (4.3%)
8,000	FedEx Corp.	667,600

	Industrial Conglomerates (2.5%)
25,000	General Electric Co.	378,250

	Machinery (0.7%)
2,000	Parker-Hannifin Corp.	107,760
	Total Industrials	1,801,870

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2009 (Unaudited)

The Primary Trend Fund (continued)

Shares		Value
	COMMON STOCKS (96.2%) (continued)
	INFORMATION TECHNOLOGY (13.6%)
	Communications Equipment (4.8%)
20,000	Cisco Systems, Inc.*	$478,800
20,000	Nokia Corp. ADR	257,000
		735,800
	Semiconductors & Semiconductor Equipment (4.8%)
35,000	Entropic Communications, Inc.*	107,450
31,000	Intel Corp.	632,400
		739,850
	Software (4.0%)
20,000	Microsoft Corp.	609,800
	Total Information Technology	2,085,450

	MATERIALS (10.5%)
	Chemicals (2.4%)
11,000	E. I. du Pont de Nemours & Co.	370,370

	Metals & Mining (8.1%)
30,000	Alcoa, Inc.	483,600
10,000	Barrick Gold Corp.	393,800
22,500	Harry Winston Diamond Corp.	213,975
3,000	Newmont Mining Corp.	141,930
		1,233,305
	Total Materials	1,603,675

	UTILITIES (0.9%)
	Water Utilities (0.9%)
8,333	Aqua America, Inc.	145,911
	Total Common Stocks
	(Cost $13,702,014)	14,754,016

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2009 (Unaudited)

The Primary Trend Fund (continued)

Principal
Amount		Value
	SHORT-TERM INVESTMENTS (3.8%)
	Variable Rate Demand Notes (3.8%)
$577,600	U.S. Bancorp Demand Note, 0.00%(a)	$577,600
	Total Short-Term Investments
	(Cost $577,600)	577,600
	TOTAL INVESTMENTS (100.0%)
	(Cost $14,279,614)	15,331,616
	Liabilities less Other Assets (0.0%)	(5,177)
	NET ASSETS (100.0%)	$15,326,439

*	Non-income producing.
(a)	Variable rate security; the coupon rate shown represents the rate at December 31, 2009.
ADR – American Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$14,754,016
Short-Term Investments	577,600
Total Investments (Cost $14,279,614)	15,331,616
Dividends Receivable	19,860
Prepaid Expenses and Other Assets	7,722
Total Assets	15,359,198

Liabilities:
Accrued Investment Advisory Fees	12,827
Professional Fees	3,168
Transfer Agent Fees	7,799
Administration and Accounting Fees	4,533
Other	4,432
Total Liabilities	32,759
Net Assets	$15,326,439

Shares Outstanding	1,560,715
Net Asset Value, Offering and Redemption Price Per Share	$9.82

Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$17,019,767
Accumulated Undistributed Net Investment Income	14,513
Accumulated Undistributed Net Realized Loss on Investments	(2,759,843)
Net Unrealized Appreciation on Investments	1,052,002
Net Assets	$15,326,439

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2009 (Unaudited)

The Primary
Trend Fund
Income:
Dividends*	$161,305
Total Income	161,305

Expenses:
Investment Advisory Fees (Note 3)	54,294
Administration and Accounting Fees	26,067
Shareholder Servicing Costs	22,326
Professional Fees	13,412
Registration Fees	12,384
Printing & Postage	8,538
Directors	4,033
Custodial Fees	1,723
Pricing	1,661
Insurance	1,463
Other	773
Total Expenses Before Recoupment	146,674
Recoupment of Advisory Fees Previously Waived	66
Total Expenses	146,740
Net Investment Income	14,565
Net Realized Loss on Investments	(172,609)
Change in Net Unrealized Appreciation on Investments	2,938,414
Net Realized and Unrealized Gain on Investments	2,765,805
Net Increase in Net Assets From Operations	$2,780,370

*	Net of foreign tax withholding of $1,189.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Six Months Ended	Year Ended
	December 31,	June 30,
	2009	2009
	(Unaudited)
Operations:
Net Investment Income	$14,565	$185,376
Net Realized Loss on Investments	(172,609)	(2,587,234)
Change in Net Unrealized
Appreciation (Depreciation) on Investments	2,938,414	(459,162)
Net Increase (Decrease) in Net Assets from Operations	2,780,370	(2,861,020)

Distributions to Shareholders:
From Net Investment Income	(71,192)	(226,644)
From Net Realized Gains	—	(1,128,761)
Decrease in Net Assets from Distributions	(71,192)	(1,355,405)

Fund Share Transactions:
Proceeds from Shares Sold	878,269	265,920
Reinvested Distributions	64,398	1,258,195
Cost of Shares Redeemed	(1,214,147)	(1,377,767)
Net Increase (Decrease) in Net Assets
from Fund Share Transactions	(271,480)	146,348
Total Increase (Decrease) in Net Assets	2,437,698	(4,070,077)

Net Assets:
Beginning of Period	12,888,741	16,958,818
End of Period	$15,326,439	$12,888,741

Accumulated Undistributed Net Investment
Income at End of Period	$14,513	$71,140

Transactions in Shares:
Sales	100,086	32,270
Reinvested Distributions	7,140	123,171
Redemptions	(135,583)	(167,164)
Net Decrease	(28,357)	(11,723)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended
	December 31,		Year Ending June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$8.11		$10.59	$14.43	$13.14	$13.01	$13.09
Net Investment Income	0.01		0.11	0.15	0.17	0.22	0.08
Net Realized and Unrealized
Gain (Loss) on Investments	1.74		(1.74)	(2.60)	2.02	0.56	0.44
Total from Investment Operations	1.75		(1.63)	(2.45)	2.19	0.78	0.52
Less Distributions:
From Net Investment Income	(0.04)		(0.14)	(0.16)	(0.25)	(0.11)	(0.06)
From Net Realized Gains	—		(0.71)	(1.23)	(0.65)	(0.54)	(0.54)
Total Distributions	(0.04)		(0.85)	(1.39)	(0.90)	(0.65)	(0.60)
Net Increase (Decrease)	1.71		(2.48)	(3.84)	1.29	0.13	(0.08)
Net Asset Value, End of Period	$9.82		$8.11	$10.59	$14.43	$13.14	$13.01
Total Investment Return	21.69	%*	(16.96)%	(18.39)%	17.56%	6.26%	4.27%
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$15,326		$12,889	$16,959	$22,697	$17,202	$17,206
Ratio of Expenses to Average Net Assets:
Net of Waivers and Reimbursements	2.00	%**	2.00%	1.71%	1.56%	1.53%	1.48%
Before Waivers and Reimbursements	2.00	%**	2.08%	1.71%	1.56%	1.53%	1.48%
Ratio of Net Investment Income
to Average Net Assets:
Net of Waivers and Reimbursements	0.20	%**	1.33%	1.20%	1.33%	1.74%	0.67%
Before Waivers and Reimbursements	0.20	%**	1.25%	1.20%	1.33%	1.74%	0.67%
Portfolio Turnover	17.0	%*	54.5%	75.8%	41.5%	28.9%	37.5%

*	Not annualized
**	Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2009 (Unaudited)

1.	Organization
The Primary Trend Fund, Inc. (The “Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Fund seeks capital growth and income.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ Smallcap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Fair Value Measurements effective for fiscal years beginning after November 15, 2007.  Fair Value Measurements defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  The Fund adopted Fair Value Measurements as of July 1, 2008.  In addition, in April 2009, FASB issued Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly to further clarify the requirements of Fair Value Measurements.  The Fund adopted Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly as of June 30, 2009.  Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 –
other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$14,754,016	$—	$—	$14,754,016
Short-Term Investments	—	577,600	—	577,600
Total	$14,754,016	$577,600	$—	$15,331,616

*	All sub-categories within common stocks represent level 1 evaluation status.

The Fund did not hold any Level 3 securities during the period ended December 31, 2009.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company and intends to distribute its net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

As of and during the six months ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the six months, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

d.
Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

The tax character of distributions paid during the fiscal years ended June 30, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$226,644	$383,193
Net long term capital gains	1,128,761	1,837,427
Total taxable distributions	1,355,405	2,220,620
Total distributions paid	$1,355,405	$2,220,620

e.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f.
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through February 19, 2010, the date which the financial statements were issued.

3.	Investment Advisory Fees and Management Agreements
The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value.  There were no such reimbursements necessary for the six months ended December 31, 2009.

As part of the Expense Reimbursement Recoupment Agreement, the Fund has agreed to repay the Adviser for amounts previously waived or reimbursed by the Adviser pursuant to the Investment Advisory Agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.0% and the repayment is made within three years after the year in which the Adviser incurred the expense.  As of December 31, 2009 the fund paid the adviser $66 in repayment for fees previously waived.  As of December 31, 2009 there was $10,843 of fees available to be recovered no later than June 30, 2012.

4.	Purchases and Sales of Securities
Total purchases and sales of securities, other than short-term investments, for the Fund for the six-months ended December 31, 2009 were as follows:

Purchases	$2,773,064
Sales	2,285,493

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

5.	Tax Information
As of June 30, 2009, the Fund had a capital loss carry forward of $473,319, which expires on June 30, 2017.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of June 30, 2009, the Fund had $2,113,915 of post-October capital losses which are deferred until July 1, 2009 for tax purposes.

At December 31, 2009, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $14,279,614, for the Fund, was as follows:

Unrealized appreciation	$2,258,689
Unrealized depreciation	(1,206,687)
Net unrealized appreciation on investments	$1,052,002

As of June 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$71,140
Undistributed long-term capital gains	—
Accumulated earnings	71,140
Accumulated capital and other losses	(2,587,234)
Unrealized depreciation	(1,886,412)
Total accumulated earnings/(deficit)	$(4,402,506)

Proxy Voting Policies and Procedures
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30, 2009, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement
On August 20, 2009, the Board of Directors of The Primary Trend Fund, Inc. (the “Fund”) approved the continuation of the Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. (the “Adviser”).  Prior to approving the continuation of the agreements, the Board considered:

•	The nature, extent and quality of the services provided by the Adviser

•	The investment performance of the Fund

•	The cost of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

•	The expense ratios of the Fund

•	The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Fund.  The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreements.  The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to its investment style.

(This Page Intentionally Left Blank.)

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 23, 2010

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
February 23, 2010